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                                UNIT CORPORATION

                NOTICE OF THE ANNUAL MEETING OF OUR STOCKHOLDERS

                                       AND

                                 PROXY STATEMENT







                 Meeting Date........... Wednesday, May 7, 2003

                 Meeting Time........... 11:00 a.m.

                 Meeting Place.......... Tulsa Room - Ninth Floor
                                         Bank of Oklahoma Tower
                                         One Williams Center
                                         Tulsa, Oklahoma 74172

Dear Stockholder:

     On behalf of the board of directors and management, I would like to invite you to attend our Annual Meeting of Stockholders to be held on Wednesday, May 7, 2003 at 11:00 a.m. This year's meeting will be held in the Tulsa Room on the ninth floor of the Bank of Oklahoma Tower, One Williams Center, Tulsa, Oklahoma.

     By attending the meeting you will have an opportunity to hear a report on our operations and to meet our directors and officers.

     Information about the meeting, including the various matters on which you as a stockholder will act, may be found in the attached Notice of Annual Meeting of Stockholders and Proxy Statement.

     Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted. Please sign, date and return the enclosed proxy in the envelope provided.

     If you have any further questions concerning the annual meeting or any of the proposals, please contact our investor relations department at (918) 493-7700. For questions regarding your stock ownership, you may contact our transfer agent, Mellon Investor Services LLC at:

                                 (800) 851-9677
                    TDD for Hearing Impaired: (800) 231-5469
                      Foreign Shareholders: (201) 329-8660
                    TDD Foreign Shareholders: (201) 329-8354
                    Web Site Address: www.melloninvestor.com

     I look forward to your participation and thank you for your continued support.

     Dated this 21st day of March, 2003.


                                   Sincerely,




                                   King P. Kirchner
                                   Chairman of the Board

                                UNIT CORPORATION

                             1000 Kensington Tower I
                                7130 South Lewis
                              Tulsa, Oklahoma 74136


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held On May 7, 2003
-------------------------------------------------------------------------------

     Unit Corporation, a Delaware corporation, will hold its Annual Meeting of Stockholders in the Tulsa Room on the ninth floor of the Bank of Oklahoma Tower, One Williams Center, Tulsa, Oklahoma, on Wednesday, May 7, 2003 at 11:00 a.m., central time. At the meeting we will:

     . elect two directors for a three-year term expiring in 2006 (Item No. 1 on the Proxy);

     . ratify the selection of PricewaterhouseCoopers LLP, Tulsa, Oklahoma, as our independent auditors for our fiscal year 2003 (Item No. 2 on the Proxy); and

     . transact such other business as may properly come before the meeting or any adjournment(s) of the meeting.

     Only stockholders of record at the close of business on March 9, 2003, the record date, are entitled to notice of and to vote at the meeting or any adjournment(s) of the meeting. A complete list of stockholders entitled to vote will be open for examination by any stockholder for any purpose germane to the meeting at our office at 1000 Kensington Tower I, 7130 South Lewis, Tulsa, Oklahoma 74136, for a period of ten days prior to the meeting.

     Most stockholders have three options for submitting their vote:

        . via the Internet at http://www.eproxy.com/unt, . by phone (please see your proxy card for instructions), and . by mail, using the paper proxy.

     Our Proxy Statement and Annual Report are submitted with this notice.

     Dated this 21st day of March, 2003.

                                       By Order of the Board of Directors,



                                       Mark E. Schell
                                       Senior Vice President,
                                       Secretary and
                                       General Counsel

                             YOUR VOTE IS IMPORTANT
       Whether or not you plan to attend the meeting, we urge you to vote.

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                   MAY 7, 2003

-------------------------------------------------------------------------------

This Proxy Statement and the accompanying proxy card are being mailed to our stockholders in connection with the solicitation of proxies by the board of directors for the 2003 Annual Meeting of Stockholders. Mailing of this Proxy Statement commenced on or about March 21, 2003.



                                Table of Contents
                                                                           Page
-------------------------------------------------------------------------------
Questions and Answers.........................................................1
Item 1: Election of Directors.................................................3
Board and Committee Information...............................................5
Directors' Compensation and Benefits..........................................6
Ownership of Our Common Stock By Beneficial Owners and Management.............6
Executive Compensation........................................................9
Termination of Employment and Change in Control Arrangements.................11
Report of The Compensation Committee.........................................13
Report of The Audit Committee................................................15
Compensation Committee Interlocks and Insider Participation..................16
Performance Graph............................................................17
Item 2: Ratification of Appointment of Auditors..............................18
Other Matters................................................................18

Appendices:

         A...............Audit Committee Charter
         B...............Compensation Committee Charter
         C...............Nominating & Governance Committee Charter

QUESTIONS AND ANSWERS
===============================================================================

Q: Who Can Vote?

A: You can vote if you were a stockholder at the close of business on the record date, March 9, 2003. On that date, there were 43,514,317 shares outstanding and entitled to vote at the annual meeting.

Q: Who Can Attend The Meeting?

A: All stockholders can attend.

Q: What Am I Voting On?

A: You are voting on:

   . The election of two nominees as directors for terms that expire in 2006. The board of directors' nominees are John G. Nikkel and John S. Zink.

   . The ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors for 2003.

   The two nominees for director who receive the most votes will be elected. For the other proposal to be approved, more votes must be cast for it than against it.

Q: How Will The Proxies Vote On Any Other Business Brought Up At The Meeting?

A: By submitting your proxy, you authorize the proxies to use their judgment to determine how to vote on any other matter brought before the annual meeting. We do not know of any other business to be considered at the annual meeting.

   The proxies' authority to vote according to their judgment applies only to shares you own as a stockholder of record.

Q: How Do I Cast My Vote?

A: If you hold your shares as a stockholder of record, you can vote in person at the annual meeting or you can vote by mail, telephone or the Internet. If you are a street-name stockholder, you will receive instructions from your bank, broker or other nominee describing how to vote your shares.

   The enclosed proxy contains instructions for mail voting or for voting by way of telephone or the Internet. The proxies identified on the back of the proxy will vote the shares of which you are the stockholder of record in accordance with your instructions. If you submit a proxy without giving specific voting instructions, the proxies will vote those shares as recommended by the board of directors.

Q: How Does The Board Recommend I Vote On The Proposals?

A: The board recommends you vote for each of the proposals.

Q: Can I Revoke My Proxy?

A: Yes. You can revoke your proxy by:

   .  Submitting a new proxy;
   . Giving written notice before the meeting to our secretary stating that you are revoking your proxy; or
   .  Attending the meeting and voting your shares in person.

Q: Who Will Count The Vote?

A: Mellon Investor Services LLC, our transfer agent, will count the vote.
   Representatives of Mellon Investor Services LLC will act as the inspectors of election.

Q: What Is A "Quorum"?

A: A quorum is the number of shares that must be present to hold the annual meeting. The quorum requirement for the annual meeting is a majority of the outstanding shares as of the record date, present in person or represented by proxy. If you submit a valid proxy or attend the annual meeting, your shares will be counted to determine whether there is a quorum.

   Abstentions and broker non-votes count toward the quorum. "Broker non-votes" occur when nominees (such as banks and brokers) that hold shares on behalf of beneficial owners do not receive voting instructions from the beneficial owners by ten days before the meeting and do not have discretionary voting authority to vote those shares.

Q: Will Broker Non-Votes Or Abstentions Affect The Voting Results?

A: Although abstentions and broker non-votes count for quorum purposes, they do not count as votes for or against a proposal. As a result, abstentions and broker non-votes will not affect the voting results on the election of directors or the ratification of the appointment of auditors.

Q: What Shares Are Included On My Proxy?

A: Your proxy represents all shares registered to your account in the same social security number and address.

Q: What Does It Mean If I Get More Than One Proxy?

A: Your shares are probably registered in more than one account. You should vote each proxy you receive. We encourage you to consolidate all your accounts by registering them in the same name, social security number and address.

Q: How Many Votes Can I Cast?

A: On each matter, including each director position, you are entitled to one vote per share.

Q: When Are Stockholder Proposals Due For The 2004 Annual Meeting Of
   Stockholders?

A: If you want to present a qualified proposal from the floor at the 2004 annual meeting, you must give us written notice of your proposal no earlier than January 1, 2004 and no later than January 31, 2004. Your notice should be sent to the Senior Vice President, General Counsel and Secretary, Unit Corporation, 1000 Kensington Tower I, 7130 South Lewis, Tulsa, Oklahoma 74136.

   If instead of presenting your proposal at the meeting you want your proposal to be considered for inclusion in next year's proxy statement, you must submit the proposal in writing to our Senior Vice President, General Counsel and Secretary so that it is received at the above address by November 20, 2003.

Q: How Is This Proxy Solicitation Being Conducted?

A: We hired Regan & Associates, New York, New York, to assist in the distribution of proxy materials and solicitation of votes for a fee of $7,000 with all of our out-of-pocket expenses included. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders. In addition, some of our employees may solicit proxies. Regan & Associates and our employees may solicit proxies in person, by telephone and by mail. None of our employees will receive special compensation for these services, which the employees will perform as part of their regular duties.

ITEM 1: ELECTION OF DIRECTORS
===============================================================================

Item 1 is the election of two directors to the board of directors. Our board is composed of eight members and is divided into three classes with each director serving for a three-year term. At each annual meeting, the term of one class expires. The term of service for those directors serving in Class I expires at this meeting.

We know of no reason why any nominee may be unable to serve as a director. If any nominee is unable to serve, your proxy may vote for another nominee proposed by the board, or the board may reduce the number of directors to be elected.

If any director resigns, dies or is otherwise unable to serve out his or her term, or the board increases the number of directors, the board may fill the vacancy.

Our Nominating & Governance Committee has recommended, and the board of directors has approved, the nominees listed below to stand for election. Information concerning each nominee and each continuing director is provided below.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF ELECTING THE TWO NOMINEES.


                              NOMINEES FOR DIRECTOR
-------------------------------------------------------------------------------
Terms        John G.     Mr. Nikkel joined Unit in 1983 as its
expiring     Nikkel      President and a director.  On July 1, 2001
at this      Age 68      Mr. Nikkel was elected to the additional
annual       Director    office of Chief Executive Officer.  From
meeting      since       1976 until January 1982 when he co-founded
(Class I)    1983        Nike Exploration Company, Mr. Nikkel was an
                         officer and director of Cotton Petroleum
                         Corporation, serving as the President of Cotton from 1979 until his departure. Prior to joining
                         Cotton, Mr. Nikkel was employed by Amoco
                         Production Company for 18 years, last serving as Division Geologist for Amoco's Denver Division.
                         Mr. Nikkel presently serves as President and a director of Nike Exploration Company. From
                         August 16, 2000 until August 23, 2002 Mr. Nikkel, in connection with Unit's investment in the company, also served as a director of Shenandoah
                         Resources Ltd., a Canadian company.  Shenandoah
                         Resources Ltd. filed for creditors protection under The Companies' Creditor Arrangement Act in
                         April 2002 with the Court of Queen's Bench of
                         Alberta, Judicial District of Calgary. Mr. Nikkel received a Bachelor of Science degree in Geology and Mathematics from Texas Christian University.

             John S.     Mr. Zink was elected a director of Unit in
             Zink        May of 1982. For several years, he has been
             Age 74      a principal in several privately held
             Director    companies engaged in the businesses of
             since       designing and manufacturing equipment used in
             1982        the petroleum industry, construction, and
                         heating and air conditioning services and installation. He holds a Bachelor of Science degree in Mechanical Engineering from Oklahoma
                         State University. He is also a director of Matrix
                         Service Company, Tulsa, Oklahoma.

                             CONTINUING DIRECTORS
-------------------------------------------------------------------------------
Terms        Earle       Mr. Lamborn has been actively involved in
expiring     Lamborn     the oil field for over 50 years, joining
at 2004      Age 68      Unit's predecessor in 1952 prior to its
annual       Director    becoming a publicly-held corporation.  He
meeting      since       was elected Vice President, Drilling in
(Class II)   1979        1973 and to his current position as Senior
                         Vice President, Drilling and director in 1979.

             William     Mr. Morgan was elected a director of Unit
             B. Morgan   in February 1988. For over 5 years, Mr.
             Age 59      Morgan has been Executive Vice President
             Director    and General Counsel of St. John Health
             since       System, Inc., Tulsa, Oklahoma, and the
             1988        President of its principal for-profit
                         subsidiary Utica Services, Inc. Before that, he was a Partner in the law firm of Doerner, Saunders, Daniel & Anderson, Tulsa, Oklahoma, for over 20 years.

             John H.     Mr. Williams was elected a director of Unit
             Williams    in December 1988. Prior to retiring on
             Age 84      December 31, 1978, he was Chairman of the
             Director    Board and Chief Executive Officer of The
             since       Williams Companies, Inc., where he
             1988        continues to serve as an honorary director.
                         Mr. Williams also serves as a director of Apco Argentina, Inc., and Willbros Group,
                         Inc. In addition, Mr. Williams also serves as a director of the Gilcrease Museum and is a member of the Tulsa Performing Arts Center
                         Trust.

Terms        King P.     Mr. Kirchner, a co-founder of Unit, has
expiring     Kirchner    been the Chairman of the Board and a
at 2005      Age 75      director since 1963.  He served as the
annual       Director    Company's President until November 1983 and
meeting      since       as its Chief Executive Officer until June
(Class III)  1963        30, 2001.  Mr. Kirchner is a Registered
                         Professional Engineer within the State of Oklahoma, having received degrees in
                         Mechanical Engineering from Oklahoma State
                         University and in Petroleum Engineering, with honors, from the University of Oklahoma. Following graduation, he was employed by Lufkin Manufacturing as a development engineer for hydraulic pumping units. Prior to co-founding Unit he served in the U.S. Army during the Korean War and after that as Vice President Engineering and Operations for Woolaroc Oil Company.

             Don Cook    Mr. Cook has served as a director of Unit
             Age 78      since Unit's inception. He is a Certified
             Director    Public Accountant and was a partner in the
             since       accounting firm of Finley & Cook, Shawnee,
             1963        Oklahoma, from 1950 until 1987, when he
                         retired.

             J. Michael  Mr. Adcock was elected a director of Unit in
             Adcock      December 1997. He is an attorney and currently
             Age 54      manages a private trust that deals in real
             Director    estate, oil and gas properties and other equity
             since       investments. He is Chairman of the Board of
             1997        Arvest Bank, Shawnee, and a director of Community
                         Health Partners, Inc., formerly Mid America
                         Healthcare, Inc. Between 1997 and September, 1998 he was the Chairman of the Board of Ameribank and President and Chief Executive Officer of
                         American National Bank and Trust Company of
                         Shawnee, Oklahoma, and Chairman of AmeriTrust
                         Corporation, Tulsa, Oklahoma. Prior to holding these positions, he was engaged in the private practice of law and served as General Counsel for Ameribank Corporation.

BOARD AND COMMITTEE INFORMATION
===============================================================================

The board held ten meetings during 2002. No director attended fewer than 75% of the board meetings and the meetings of committees on which he served during the year.

The board has standing Audit, Compensation and Nominating & Governance Committees. The Nominating & Governance Committee was established on December 18, 2001 to be effective on January 1, 2002 and was renamed the Nominating & Governance Committee on January 8, 2003. The board determines the membership of each committee from time to time.

Only directors who are independent under the NYSE rules serve on the committees.

The following table identifies the membership of the Audit, Compensation and Nominating & Governance Committees and the number of committee meetings held during 2002. A summary of each committee's responsibilities follows the table.


                                                        Nominating
                                                            &
         Director              Audit    Compensation    Governance
--------------------------     -----    ------------    ----------
John S. Zink                     x           x*
William B. Morgan                x                          x*
John H. Williams                             x              x
Don Cook                         x*          x
J. Michael Adcock                x           x              x
Number of meetings in 2002       3           1              1

-------------------
* Current Chairman of the committee.

Each committee has adopted a written charter that identifies its responsibilities and obligations. A copy of each charter is attached as an Appendix to this proxy statement. Although each committee's charter fully sets out the committee's duties, a short summary is as follows:

The Audit Committee:

   .  Selects the independent auditors.

   .  Approves all audit engagement fees and terms.

   . Pre-approves all audit and non-audit services to be rendered by the independent auditors.

   .  Reviews our annual and quarterly financial statements.

   . Consults with our personnel and the independent auditors to determine the adequacy of internal accounting controls.

   .  Oversees our relationship with our independent auditors.

   .  Oversees our internal audit functions.

The Compensation Committee:

   . Approves the compensation of the Chief Executive Officer and our other officers.

   .  Administers our stock option plans.

   .  Reviews and, in some cases, administers our various benefit plans.

The Nominating & Governance Committee:

   . Responsible for advising the board as a whole on corporate governance matters.

   .  Advises the board on the size and composition of the board.

   .  Reviews possible candidates for board membership.

   .  Recommends a slate of nominees for election to the board.


DIRECTORS' COMPENSATION AND BENEFITS
===============================================================================

Only non-employee directors receive compensation for serving as a director.

Cash Compensation:

   .  $18,000 annual retainer payable quarterly
   .  $2,000 annual fee for service on each committee
   .  $1,000 board meeting attendance fee
   .  $500 committee meeting attendance fee

Expenses:

   . We reimburse all non-employee directors for travel expenses incurred attending stockholder, board and committee meetings.


Stock Options:

   . Each non-employee director automatically receives an option to purchase 3,500 shares of common stock on the first business day following each annual meeting of our stockholders. The option exercise price is the fair market value of our common stock on such date. Payment of the exercise price may be made in cash or in shares of common stock that have been held by the director for at least one year. No stock option may be exercised during the first six months of its term except in the case of death. Each option has a ten-year term. In 2002 stock options were granted for an aggregate of 21,000 shares at $20.10 per share. An aggregate of 62,000 shares are subject to currently outstanding options.


OWNERSHIP OF OUR COMMON STOCK BY BENEFICIAL OWNERS AND MANAGEMENT
===============================================================================

The following table sets forth information concerning the beneficial ownership of our common stock by each director, each executive officer named in the Summary Compensation Table and by all directors and executive officers as a group. Except as otherwise noted, all shares are directly owned.

    STOCK OWNED BY OUR DIRECTORS AND EXECUTIVE OFFICERS AS OF MARCH 9, 2003
-------------------------------------------------------------------------------
                                Aggregate Number of     Percent of Outstanding
                                    Beneficially             Common Stock
   Name of Beneficial Owner         Owned Shares                  (1)
   ------------------------     -------------------     ----------------------
   King P. Kirchner               577,128 (3)(4)                 1.32
   Don Cook                        31,118 (4)                      *
   Earle Lamborn                  236,923 (2)(3)(6)                *
   William B. Morgan               20,400 (4)                      *
   John G. Nikkel                 437,034 (2)(3)(6)              1.00
   John H. Williams                 8,000 (4)                      *
   John S. Zink                     5,600 (4)                      *
   J. Michael Adcock              497,291 (4)(5)                 1.14
   Philip M. Keeley               116,696 (2)(6)                   *
   Larry D. Pinkston               64,066 (2)(6)                   *
   Mark E. Schell                  65,005 (2)(6)                   *
   All Directors and
   Executive Officers
   as a Group (11
   individuals)                 2,059,261 (2)-(6)                4.71

---------------------
* Less than one percent

Notes to table:
---------------
(1) The number of shares includes the shares presently issued and outstanding plus the number of shares that any owner has the right to acquire within 60 days after March 9, 2003. For purposes of calculating the percentage of the common stock outstanding held by each owner, the total number of shares excludes the shares which all other persons have the right to acquire within 60 days after March 9, 2003, pursuant to the exercise of outstanding stock options.

(2) Includes shares of common stock held under our 401(k) thrift plan as of March 9, 2003 for the account of: Earle Lamborn, 14,603; John G. Nikkel, 32,307; Philip M. Keeley, 12,616; Larry D. Pinkston, 3,491; Mark E. Schell 30,894; and directors and officers as a group, 93,911.

(3) Of the shares listed as being beneficially owned, the following individuals disclaim any beneficial interest in shares held by spouses or for the benefit of family members: King P. Kirchner, 22,108; John G. Nikkel, 76,000; and Earle Lamborn, 137,172.

(4) Includes shares subject to unexercised stock options under the Company's Non-Employee Directors' Stock Option Plan to each of the following which may be exercised at the discretion of the holder: Don Cook, 25,500; William
     B. Morgan, 12,000; John S. Zink, 3,500; John H. Williams, 7,000; King P. Kirchner, 3,500; and J. Michael Adcock, 10,500; all non-Employee Directors as a group, 62,000.

(5) Of the shares listed as being beneficially owned, 485,791 shares are owned by a trust of which Mr. Adcock is one of three trustees.

(6) Includes shares subject to unexercised stock options under our stock option plan to each of the following which may be exercised within 60 days at the discretion of the holder: Earle Lamborn, 9,000; John G. Nikkel, 82,500; Philip M. Keeley, 9,000; Larry D. Pinkston, 20,100; Mark E. Schell, 20,100; and executive officers as a group, 140,700.

The following table sets forth information concerning the beneficial ownership of our common stock by stockholders who own at least five percent of our common stock.

               STOCKHOLDERS WHO OWN AT LEAST 5% OF OUR COMMON STOCK
-------------------------------------------------------------------------------
                                      Amount and Nature
                                        of Beneficial             Percent
       Name and Address                 Ownership (1)             of Class
       ----------------                 -------------             --------
   Royce & Associates, LLC
 1414 Avenue of The Americas              2,596,000                  5.97
   New York, New York 10019

 Forstmann-Leff Associates, LLC
       590 Madison Avenue                 5,750,711                 13.22
    New York, New York 10022

   Kaiser Francis Charitable
        Income Trust B
 Mr. Frederic Dorwart, Trustee
   Frederic Dorwart, Lawyers              6,819,748                 15.67
        Old City Hall
    124 East Fourth Street
     Tulsa, Oklahoma 74103

Notes to Table:
---------------
(1) Beneficial ownership is based on the Schedule 13G most recently filed by the stockholder or other information provided to us. Beneficial ownership may under certain circumstances include both voting power and investment power. Information is provided for reporting purposes only and should not be construed as an admission of actual beneficial ownership.

EXECUTIVE COMPENSATION
===============================================================================

The following Summary Compensation Table shows compensation information for the Chief Executive Officer and each of our other four most highly compensated executive officers for services in all capacities in 2000, 2001 and 2002.

                           SUMMARY COMPENSATION TABLE
-------------------------------------------------------------------------------
                                                Long Term Compensation
                                              ---------------------------
                  Annual Compensation (1)            Awards       Payouts
             -------------------------------- ------------------- -------
   (a)       (b)    (c)       (d)     (e)        (f)       (g)     (h)     (i)
                                                         Securi-
                                     Other    Restrict-   ties             All
                                     Annual      ed      Underly-         Other
Name and                             Compen-    Stock      ing     LTIP  Compen-
Principal          Salary    Bonus   sation    Award(s)  Options  Payout sation
Position(s)  Year   ($)       ($)    ($)(2)      ($)       (#)     ($)   ($)(3)
-----------  ---- -------- -------- --------- --------- --------- ----- --------
 John G.
 Nikkel
  CEO,       2002  315,000  148,333   7,332       0       20,000     0    12,000
President    2001  297,500  121,666   7,239       0       50,000     0    10,500
 and COC     2000  265,000  108,333   9,644       0       20,000     0    10,405

  Earle
 Lamborn     2002  190,000  118,333   4,909       0        5,695(4)  0    11,000
Sr. V. P.-   2001  190,000   80,000   4,213       0       20,000     0    10,500
Drilling     2000  179,000   71,666   2,733       0       10,000     0    10,500

 Philip M.
  Keeley
 Sr. V. P.-
Exploration  2002  190,000   98,333   8,247       0        5,695(4)  0    12,000
    &        2001  190,000   80,000   8,600       0       17,000     0    10,500
Production   2000  179,000   71,666   7,481       0       10,000     0    10,500

 Larry D.
 Pinkston
Exec. V. P., 2002  142,000   69,000   4,136       0            0     0    11,000
  CFO and    2001  142,000   50,666   4,173       0       25,000     0    10,497
 Treasurer   2000  133,000   39,000   5,134       0        7,500     0     7,377

  Mark E.
  Schell
Sr. V. P.,
Secretary    2002  132,000   68,333   7,399       0            0     0    11,000
and General  2001  132,000   46,666   6,788       0       25,000     0    10,500
 Counsel     2000    N/A      N/A      N/A       N/A        N/A     N/A    N/A

Notes to Table:
---------------
(1) Compensation deferred at the election of an executive is included in the year earned.

(2) The amount listed under the Other Annual Compensation column represents the dollar value associated with the use of a company vehicle by the named executive officer.

(3) Represents Unit's matching contributions to Unit's 401(k) thrift plan for the named executive officer.

(4) Represents the number of shares received under a stock option, exercised during 1999, the receipt of which were deferred until 2002.

Stock Options

The following table shows options that the named officers exercised during 2002 and the number of shares and the value of options outstanding as of December 31, 2002 for each named officer.

      AGGREGATE OPTION EXERCISES IN 2002 AND FISCAL YEAR END OPTION VALUES
-------------------------------------------------------------------------------

 (a)         (b)          (c)               (d)                    (e)
                                   Number of Securities    Value of Unexercised
                                  Underlying Unexercised   In-the-Money Options
                                   Options at FY-End (#)     at FY-End ($)(2)
           Shares        Value    ----------------------  ---------------------
         Acquired on    Realized   Exercis-  Unexercis-    Exercis-  Unexercis-
 Name    Exercise (#)   ($)(1)       able       able         able       able
------   ------------  ----------  --------  ----------   ---------  ----------
John G.
Nikkel      20,000      254,800     95,000     45,000     1,255,625    145,750

Earle
Lamborn        0            0       48,500     14,000       567,925     57,825

Philip M.
Keeley         0            0       42,500     14,000       477,625     57,825

Larry D.
Pinkston       0            0       20,100     14,400       226,192     45,626

Mark E.
Schell         0            0       20,100     14,400       226,192     45,626

Notes to Table:
---------------
(1) Value realized equals fair market value of the stock on date of exercise, less the exercise price, times the number of shares acquired.

(2) The value of unexercised in-the-money options at year end assumes a fair market value for the Company's common stock of $18.80, the average of the high and low prices of the Company's common stock on the New York Stock Exchange on December 31, 2002. Value is calculated on the basis of the difference between $18.80 and the option exercise price multiplied by the number of shares of common stock underlying the options.

                             OPTIONS GRANTED IN 2002
-------------------------------------------------------------------------------
                                                                   Potential
                                                                  Realizable
                                                               Value at Assumed
                                                                 Annual Rate
                                                                of Stock Price
                                                               Appreciation for
                            Individual Grants (1)              Option Terms (3)
            -------------------------------------------------  ----------------
                          Percent
                            of
                           Total
             Number of    Options
            Securities   Granted to
            Underlying   Employees
             Options         In        Exercise    Expiration
   Name     Granted (#)    2002 (2)  Price ($/Sh)     Date      5% ($)  10% ($)
 -------    -----------  ----------  ------------  ----------  -------  -------
 John G.
 Nikkel       25,000        15.63        19.04      12/17/12   299,354  758,621

 Earle
 Lamborn      10,000         6.25        19.04      12/17/12   119,742  303,449

 Philip M.
 Keeley       10,000         6.25        19.04      12/17/12   119,742  303,449

 Larry D.
 Pinkston      7,500         4.69        19.04      12/17/12    89,806  227,586

 Mark E.
 Schell        7,500         4.69        19.04      12/17/12    89,806  227,586

--------------------
(1) All options were granted on December 17, 2002 at an exercise price equal to the closing market price of the common stock on that date. The options of Messrs. Nikkel, Pinkston and Schell vest in 20% annual increments commencing 12 months after their date of grant. The options of Messrs. Lamborn and Keeley vested 50% on December 31, 2002 and 50% will vest on December 31, 2003. All options vest immediately in the event of a "change in control," as defined in the plan.

(2) Based on a total of 160,000 options being granted to certain employees during fiscal 2002.

(3) Caution is recommended in interpreting the financial significance of these figures. They are calculated by multiplying the number of options granted by the difference between a future hypothetical stock price and the option exercise price and are shown pursuant to rules of the Securities and Exchange Commission. They assume the value of the Company Common Stock appreciates 5% and 10% each year, compounded annually, for ten years (the life of each option). They are not intended to forecast possible future appreciation, if any, of such stock price or to establish a present value of options. Also, if appreciation does not occur at the 5% or 10% per year rate, the amounts shown would not be realized by the year 2012. Depending on inflation rates, these amounts may be worth significantly less in 2012, in real terms, than their value today.

Long Term Performance Plans and Pension Plans

We do not currently have any long term performance plans or pension plans.

TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS
===============================================================================

Stock Option Plan

Our stock option plan contains a provision vesting all stock options in the event of a "change-in-control" of us. A "change-in-control" is deemed to have occurred at such time as any person or group, other than Unit or an Exempt Person, is or becomes the beneficial owner, directly or indirectly, of our securities representing 50% or more of the combined voting power of our then outstanding securities. An Exempt Person is generally defined to be any person (or estate or trust of such person) who, on the date of the plan, owned securities representing more than 20% of the combined voting power of our then outstanding securities, and any spouse, parent or issue of such person.

Separation Benefit Plan

On December 20, 1996, effective as of January 1, 1997, the board adopted the Separation Benefit Plan of Unit Corporation and Participating Subsidiaries (the "Plan"). The Plan is generally applicable to all of our full time salaried employees and to the employees of our two principal subsidiaries, excluding any employees who are also our directors, who have been with their employer for at least one year. Subject to the terms of the Plan, any eligible employee whose employment is terminated is entitled to receive a separation benefit in an amount calculated by dividing the eligible employee's average annual base salary in effect immediately prior to such employee's separation by 52 to determine a weekly separation benefit amount. The number of weekly separation benefit payments then payable to an eligible employee is calculated based on the employee's years of service in accordance with a schedule set forth in the Plan. Employees who voluntarily leave their employment are not entitled to receive a separation benefit unless they have completed at least 20 years of service. Any eligible employee who has completed 20 years of service or more is vested in his or her separation benefit, subject to fulfilling the other requirements of the Plan. Separation benefit payments are limited to a maximum of 104 weekly payments. The Plan also provides that, unless otherwise provided by our board of directors prior to a "change-in-control" of us, as defined in the Plan, all eligible employees shall be vested in their separation benefit as of the date of such "change-in-control" based on their years of service. As a condition to receiving the separation benefits, employees must sign a separation agreement waiving any claims the employee may have against our subsidiaries or us.

Senior Management Separation Benefit Plan

On October 28, 1997, the board adopted the Separation Benefit Plan for Senior Management. This plan is similar in terms to the benefits and requirements described above for the Separation Benefit Plan, with the exception that the compensation committee determines who will participate in this plan. In addition, the committee is given the authority to increase (up to a maximum of 104) the number of weekly separation benefit payments a participant would otherwise be entitled to receive under the plan if the participant is involuntarily terminated. Currently, only Messrs. Kirchner, Lamborn and Nikkel are participants in this plan.

Change of Control Arrangements

We have entered into key employee change of control contracts with Messrs. Nikkel, Lamborn, Keeley, Pinkston and Schell. These severance contracts have an initial three-year term that is automatically extended for one year upon each anniversary, unless a notice not to extend is given by us. If a change of control of the company (as defined below) occurs during the term of the severance contract, then the contract becomes operative for a fixed three-year period. The severance contracts generally provide that the executive's terms and conditions of employment (including position, work location, compensation and benefits) will not be adversely changed during the three-year period after a change of control. If the executive's employment is terminated by the company (other than for cause, death or disability), the executive terminates for good reason during such three-year period, or the executive terminates employment for any reason during the 30-day period following the first anniversary of the change of control, and upon certain terminations prior to a change of control or in connection with or in anticipation of a change of control, the executive is generally entitled to receive the following payment and benefits:

   .  earned but unpaid compensation;

   . up to 2.9 times the executive's base salary plus annual bonus (based on historic annual bonus); and

   . the company matching contributions that would have been made had the executive continued to participate in the company's 401(k) plan for up to an additional three years.

In addition, the severance contract provides for a continuation of various medical, dental, disability and life insurance plans and financial counseling for a period of up to three years, outplacement services and the payment of all legal fees and expenses incurred by the executive in enforcing any right or benefit provided by the severance contracts. The severance contract provides that the executive is entitled to receive a payment in an amount sufficient to make the executive whole for any excise tax on excess parachute payments imposed under Section 4999 of the Code. As a condition to receipt of these severance benefits, the executive must remain in the employ of the company and render services commensurate with his position. The executive must also agree to retain in confidence any and all confidential information known to him concerning the company and its business so long as the information is not otherwise publicly disclosed. As of the date of this proxy statement, no amounts have been paid under the severance contracts.

For purposes of the severance contracts, a change of control is generally defined as:

(1) Any individual, entity or group acquiring beneficial ownership of 15% or more of either the outstanding shares of the company's common stock or the combined voting power of the outstanding voting securities of the company entitled to vote generally for the election of directors;

(2) Individuals who constitute the board on the date hereof cease to constitute a majority of the board, provided that an individual whose election or nomination as a director is approved by a vote of at least a majority of the directors as of the date hereof will be deemed a member of the incumbent board;

(3) Approval by the company's stockholders of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the company or the acquisition of assets of another entity, unless following the business combination:

   . all or substantially all of the beneficial owners of the company's outstanding common stock prior to the business combination own more than 60% of the outstanding common stock of the corporation resulting from the business combination;

   . no person, entity or group owns 15% or more of the outstanding voting securities of the corporation resulting from the business combination; and,

   . at least a majority of the board of the corporation resulting from the business combination were members of the company's board prior to the business combination; or

(4) Approval by the company's stockholders of a complete liquidation or dissolution of the company.

REPORT OF THE COMPENSATION COMMITTEE
================================================================================

The following report of the Compensation Committee shall not be incorporated by reference into any of our prior filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that incorporated future filings or portions thereof (including this proxy statement or the "Executive Compensation" section of this proxy statement), except to the extent that we specifically incorporate this information by reference.

The Compensation Committee is responsible for setting and overseeing the compensation of our executive officers. The committee is composed entirely of independent outside directors. There are no interlocking relationships between any of our executive officers and any entity whose directors or executive officers serve on the committee.

Objectives and Considerations

The objectives of the committee in determining executive compensation are to retain and reward qualified individuals serving as our executive officers. To achieve these objectives, the committee relies primarily on salary, annual bonuses (awardable either in stock or cash) and awards under our stock option plan. In making its decisions, the committee takes into account the conditions within our industry, our income and cash flow and the attainment of any designated business objectives. Individual performances are also reviewed, taking into account the individual's responsibilities, experience and potential, his or her period of service and current salary and the individual's compensation level as compared to similar positions at other companies. The committee's evaluation of these considerations is, for the most part, subjective and, to date, it has not established any specific written compensation plans or formulas pursuant to which the executive officers' annual compensation is determined.

Base Salary

We do not currently have an employment agreement with any of our executive officers. In determining the base salaries for the executive officers for 2002, the committee relied primarily on its evaluation of the compensation being paid to individuals holding comparable positions in the industry. In doing so, the committee relied, to a large extent, on the results of the Mercer Energy Compensation Survey, which surveyed the compensation and benefit programs of a number of oil and gas related companies, one of which was us. It was the committee's objective to set the executives' base salary at approximately the competitive mid-range reflected in the survey. Within this range, the committee then made any adjustments based on individual performance evaluations. Taking these factors into consideration, the committee, with the exception of Mr. Nikkel, decided to maintain the 2002 salaries of the named executive officers at their 2001 level.

Bonuses

Executive officers are eligible to earn annual bonuses either in cash or in stock. Stock bonuses are awarded pursuant to the bonus plan approved by our stockholders on May 1, 1985 and, as amended, on May 3, 1995. The amount and type of any bonuses awarded to executive officers is determined solely at the subjective discretion of the committee. The committee does not base its decisions on predetermined formulas, choosing instead to rely on its evaluation of the various considerations set forth above. In addition, when appropriate, bonuses are awarded to recognize short-term individual performance.

Stock Options

Stock options are granted under the stock option plan approved by our stockholders on May 2, 1984 and, as amended, on May 3, 1989 and May 3, 1995. The committee believes that stock options provide an incentive for the executive officers to maximize long-term stockholder value. Stock option grants are made at 100% of the market price on the date of grant. Generally, options become exercisable in annual 20% increments after one year and have a ten-year life. The number of options that are granted to an executive officer is based on the individual's performance and level of responsibility. Option awards will vary in size based on position level (more senior managers receive a higher multiple). Stock options are granted to the executive officers at the discretion of the committee. The committee's decisions with respect to awarding stock options are generally made late each year thus allowing the committee to evaluate our annual results as part of its decision making process.

Chief Executive Officer

Mr. Nikkel's salary and bonus are determined by the committee substantially in accordance with the policies described above relating to all executive officers. Based on its review, the committee chose to raise Mr. Nikkel's 2002 salary by 5.9%.

1993 OBRA - Executive Compensation Tax Deductibility

The Internal Revenue Code, Section 162(m), limits our ability to deduct, for federal income tax purposes, certain non-performance based compensation in excess of $1 million per year paid to individual officers named in the

Summary Compensation Table. Based on the amount of compensation paid to each of the named officers in fiscal 2002, it does not appear that Section 162(m) will have a significant impact on us in the near term. However, the committee will continue to monitor whether its executive compensation plans should be amended to meet the deductibility requirements of the tax law.

Members of the Compensation Committee:

         John S. Zink - Chairman
         Don Cook
         John H. Williams
         J. Michael Adcock


REPORT OF THE AUDIT COMMITTEE
===============================================================================

The following report of the Audit Committee shall not be incorporated by reference into any of our prior filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that incorporated future filings or portions thereof, except to the extent that we specifically incorporate this information by reference.

The Securities and Exchange Commission rules now require that we include in our proxy statement a report from the Audit Committee of the board. The following report concerns the committee's activities regarding oversight of our financial reporting and auditing process.

In accordance with its written charter, the Audit Committee of the board assists the board in fulfilling its responsibility for oversight of the quality and integrity of our accounting, auditing and financial reporting practices. During the current year, the committee met three times. The committee chair, as representative of the committee, discussed the interim financial information contained in each quarterly earnings announcement and Form 10-Q with the CFO and independent auditors prior to public release.

The board and the Audit Committee believe that the Audit Committee's current member composition satisfies the rule of the New York Stock Exchange that governs audit committee composition, including the requirement that audit committee members all be "independent directors" as that term is defined by applicable NYSE rule.

Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards, including Statement on Auditing Standards No. 61.

The committee has discussed with the independent auditors the auditors' independence from management, including the implications of the SEC regulations regarding the provisions of non-audit services by the independent auditors and determined that the provisions of the non-audit services were not inconsistent with the independent auditors' status as independent auditors. In addition, the committee received the written disclosures and letter from the independent auditors required by the Independence Standards Board, Standard No. 1.

Based on the above-mentioned review and discussions with management and the independent auditors, the committee recommended to the board that our audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2002, for filing with the Securities and Exchange Commission.

The following table sets forth the aggregate fees billed to us for the fiscal year ended December 31, 2002 by our principal accounting firm, PricewaterhouseCoopers L.L.P.

Principal Accountant Fees and Services

Aggregate fees for professional services rendered for us by PricewaterhouseCoopers LLP as of or for the years ended December 31, 2002 and 2001, were:

                                2002           2001
                                ----           ----
Audit....................     $113,530       $ 85,925
Audit Related............       29,500         33,345
Tax......................       46,670         32,577
All Other................            -         13,615
                              --------      --------
Total....................     $189,700       $165,462

The Audit fees for the years ended December 31, 2002 and 2001 were for professional services rendered for the audits of our consolidated financial statements, limited reviews of interim financial statements, issuance of consents and assistance with review of documents filed with the SEC.

The Audit Related fees as of the years ended December 31, 2002 and 2001 were primarily for assurance and related services to our employee benefit plans.

The Tax fees as of the years ended December 31, 2002 and 2001 were for services related to review of federal and state income tax returns and research and consultation on various federal and state tax matters.

All Other fees as of the year ended December 31, 2001 were for employee benefit plan advisory services.

Members of the Audit Committee:

         Don Cook - Chairman
         J. Michael Adcock
         William B. Morgan
         John S. Zink

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
===============================================================================

During 2002, the following directors (none of whom was or had been an officer or employee of the company or any of its subsidiaries) served on the Compensation
Committee: John S. Zink, Don Cook, John Williams and J. Michael Adcock. There are no committee interlocks with other companies within the meaning of the Securities and Exchange Commission's rules during 2002.

PERFORMANCE GRAPH
===============================================================================

The performance graph and the related disclosure contained in this section of the Proxy Statement shall not be incorporated by reference into any of our prior filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that incorporated future filings or portions thereof (including this proxy statement or the "Executive Compensation" section of this proxy statement), except to the extent that we specifically incorporate this information by reference.

The following graph reflects a comparison of the cumulative total return (change in stock price plus reinvested dividends, assuming $100 invested on December 31,
1997) in our common stock during the five-year period from December 31, 1998 through December 31, 2002, with the Standard & Poor's 500 Composite Index, the S&P 600 Oil & Gas Exploration and Production Index and a Unit determined peer group index. Our peer group index consists of Grey Wolf Inc., Patterson-UTI Energy Inc., Pioneer Drilling Co., and TMBR/SHARP Drilling Inc. The comparisons in this table are required by the Securities and Exchange Commission and, therefore, are not intended to forecast or be indicative of possible future performance of our stock.




















                DOLLAR VALUE OF $100 INVESTMENT AT DECEMBER 31,
 -----------------------------------------------------------------------------
                         1998        1999        2000        2001        2002
                       --------    --------    --------    --------    --------
          Unit           43.51       79.87      196.75      134.03      192.73

        S&P 500         128.58      155.63      141.46      124.66       97.10

        S&P 600
       Oil & Gas         60.47       75.78      149.76      127.55      134.14

       Peer Group        16.82       56.85      138.76       82.59      106.80

ITEM 2: RATIFICATION OF APPOINTMENT OF AUDITORS
===============================================================================

Our Audit Committee has unanimously selected PricewaterhouseCoopers LLP as our independent auditors for our 2003 fiscal year. We are asking you to ratify and approve this action. A representative of PricewaterhouseCoopers LLP, will attend the annual meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to answer appropriate questions.

Although the law does not require such ratification, the Audit Committee believes that you should be given the opportunity to express your views on this matter. However, even if you ratify the selection, the Audit Committee may still appoint new independent auditors at any time if it believes that such change would be in the best interest of the company and its stockholders. Failure to ratify such selection is not binding on the Audit Committee.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" APPROVAL, WHICH VOTE WILL ACT TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP.

OTHER MATTERS
===============================================================================

Certain Transactions Between the Company and Its Officers, Directors, Nominees for Directors and Their Associates

Since 1984, one of our subsidiaries, or its predecessor, has formed employee-limited partnerships for investment by certain of our employees and directors. The limited partnerships participate with Unit Petroleum Company, a subsidiary of ours, in its exploration and production operations.

Certain of our officers and directors have invested in these employee programs. The following table shows their investments in the 2002 and 2003 employee programs.


                                   Aggregate of Direct or Indirect Investment
                                   ------------------------------------------
                                        2002 Employee      2003 Employee
Officer/Director                          Program($)         Program($)
----------------                        -------------      -------------
John G. Nikkel...................          200,000            140,000
King P. Kirchner.................          100,000             40,000
Don Cook.........................            2,000              2,000
J. Michael Adcock................           56,000             48,000
Philip M. Keeley.................           40,000             20,000

With respect to their review and approval of any material transactions between us and any related party, including, if applicable, those discussed above, our board considers the terms that are or would be available to us in similar transactions with non-affiliated parties dealing at arm's-length.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and officers and persons who own more than 10% of a registered class of our equity securities to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. These persons are required by Securities and Exchange Commission regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of the forms received by us with respect to fiscal 2002, or written representations from certain reporting persons, we believe that each of our directors, officers and greater than 10% owners have complied with all Section 16(a) filing requirements.

Matters Which May Come Before the Meeting

The board does not intend to bring any other matters before the meeting, nor do we know of any matters that other persons intend to bring before the meeting. However, should other matters not mentioned in this proxy statement properly come before the meeting, the persons named in the accompanying proxy card will vote on them in accordance with their best judgment.

2004 Stockholder Proposals or Nominations

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, stockholder proposals intended to be included in the company's 2004 proxy statement must be submitted in writing to the Senior Vice President, General Counsel and Secretary of the company at 1000 Kensington Tower I, 7130 South Lewis, Tulsa, Oklahoma 74136 no later than November 20, 2003.

Under our Bylaws, a proposal or a nomination that the stockholder does not seek to include in the company's proxy statement pursuant to Rule 14a-8 or a nomination for director may be submitted in writing to us for the 2004 annual stockholders' meeting no later than January 31, 2004 or earlier than January 1, 2004. The stockholder's submission must include certain specified information concerning the proposal or nominee, as the case may be, and information as to the stockholder's ownership of common stock of the company. Proposals or nominations not meeting these requirements will not be entertained at the annual meeting. Stockholders should contact the Senior Vice President, General Counsel and Secretary of the company in writing at 1000 Kensington Tower I, 7130 South Lewis, Tulsa, Oklahoma 74136 to make any submission or to obtain additional information as to the proper form and content of submissions.

Communication With Us

From time to time, we receive calls from stockholders asking how they can communicate with us. The following communication options are available.

   .  If you would like to receive information about Unit:

      Our home page on the Internet, located at http://www.unitcorp.com, gives you access to certain information regarding the company. This site contains our press releases, financial information and stock quotes, as well as our SEC filings. An online version of this proxy statement is also located on the site.

   .  If you would like to contact us, please call Unit's Investor Relations at
     (918) 493-7700, or send your correspondence to the following address:

         Linda Swanson
         Unit Corporation
         1000 Kensington Tower I
         7130 South Lewis
         Tulsa, Oklahoma 74136

Form 10-K Annual Report to the Securities and Exchange Commission

COPIES OF OUR ANNUAL REPORT (FORM 10-K) FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO: MARK E. SCHELL, SECRETARY, UNIT CORPORATION, P. O. BOX 702500, TULSA, OKLAHOMA 74170.

                                   APPENDIX A

                           OUR AUDIT COMMITTEE CHARTER

Purpose
-------
     The Audit Committee is appointed by and amongst the Board to assist the Board in monitoring

     (1) the integrity of the financial statements of the Company,

     (2) the independent auditor's qualifications and independence,

     (3) the performance of the Company's internal audit function and independent auditors, and

     (4) the compliance by the Company with legal and regulatory requirements.

     The Audit Committee shall prepare the audit committee report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

Committee Membership
--------------------
     The Audit Committee shall consist of no fewer than three members. The members of the Audit Committee shall meet the independence requirements of the New York Stock Exchange.

     At least one member of the Audit Committee shall, in the judgment of the Board, have an accounting background or be a financial management expert in accordance with the rules and regulations of the Securities and Exchange Commission.

     At least one member of the Audit Committee (who may also serve as the financial expert), shall, in the judgment of the Board, have accounting or related financial management expertise in accordance with the New York Stock Exchange listing standards.

     The members of the Audit Committee shall be appointed by the Board on the recommendation of the Nominating & Governance Committee. Audit Committee members may be replaced by the Board.

Committee Authority and Responsibilities
----------------------------------------
     The Audit Committee

        . will have the sole authority to appoint or replace the independent auditor (subject, if applicable, to shareholder ratification);

        . will approve all audit engagement fees and terms and all significant non-audit engagements with the independent auditors;

        . will pre-approve all audit and permitted non-audit services to be performed by the public accounting firm, or delegate the authority to pre-approve such services to one or more members of the Audit Committee, who shall report any decision to pre-approve any services to the full Audit Committee at its regularly-scheduled meetings;

        . will consult with management but shall not delegate these responsibilities;

        . will meet as often as it determines is necessary to fulfill its obligations;

        .  may form and delegate authority to subcommittees when appropriate;

        . will have the authority, to the extent it deems necessary or appropriate, to retain special legal, accounting or other consultants to advise the Committee;

        . may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee;

        . may also, to the extent it deems necessary or appropriate, meet with the Company's investment bankers or financial analysts who follow the Company;

        .  will make regular reports to the Board;

        . will review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval; and

        .  will annually review the Audit Committee's own performance.

Financial Statement and Disclosure Matters
------------------------------------------
     The Audit Committee, to the extent it deems necessary or appropriate, will:

     1. Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

     2. Review and discuss with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditors' reviews of the quarterly financial statements.

     3. Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls, the development, selection and disclosure of critical accounting estimates, and analyses of the effect of alternative assumptions, estimates or GAAP methods on the Company's financial statements.

     4. Discuss with management the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies.

     5. Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

     6. Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

     7. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit. In particular, discuss:

        (a) The adoption of, or changes to, the Company's significant auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

        (b) The management letter provided by the independent auditor and the Company's response to that letter.

        (c) Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

Oversight of the Company's Relationship with the Independent Auditor
--------------------------------------------------------------------
     8. Review the experience and qualifications of the senior members of the independent auditor team.

     9. Obtain and review a report from the independent auditor at least annually regarding

        (a) the auditor's internal quality-control procedures,

        (b) any material issues raised by the most recent quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm,

        (c) any steps taken to deal with any such issues, and

        (d) all relationships between the independent auditor and the Company.

     Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of non-audit services is compatible with maintaining the auditor's independence, and taking into account the opinions of management and the internal auditor. The Audit Committee shall present its conclusions to the Board and, if so determined by the Audit Committee, recommend that the Board take additional action to satisfy itself of the qualifications, performance and independence of the auditor.

     10. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the lead audit partner or even the independent auditing firm itself on a regular basis.

     11. Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditor who were engaged on the Company's account.

     12. Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

Oversight of the Company's Internal Audit Function
--------------------------------------------------
     13. Review the appointment and replacement of the senior internal auditing executive.

     14. Review the significant reports to management prepared by the internal auditing department and management's responses.

     15. Discuss with the independent auditor the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

Compliance Oversight Responsibilities
-------------------------------------
     16. Obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934 has been complied with.

     17. Obtain reports from management, the Company's senior internal auditing executive and the independent auditor that the Company and its subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company's Code of Business Conduct and Ethics. Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Business Conduct and Ethics.

     18. Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and establish and maintain procedures for the confidential and anonymous receipt, retention and treatment of any employee complaints or published reports which raise material issues regarding the Company's financial statements or accounting policies.

     19. Discuss with the Company's General Counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies.

Limitation of Audit Committee's Role
------------------------------------
     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

                                   APPENDIX B

                       OUR COMPENSATION COMMITTEE CHARTER

Purpose
-------
     The Compensation Committee is appointed by the Board of Directors to discharge the Board's responsibilities relating to compensation of the Company's directors and officers. The Committee has overall responsibility for approving and evaluating the director and officer compensation plans, policies and programs of the Company.

     The Compensation Committee is also responsible for producing an annual report on executive compensation for inclusion in the Company's proxy statement.

Committee Membership
--------------------
     The Compensation Committee shall consist of no fewer than three members.

         The members of the Compensation Committee

             . will meet the requirements that he/she is a "non-employee director" for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended;

             . will satisfy the requirements of an "outside director" for purposes of Section 162(m) of the Internal Revenue Code;

             . will meet the independence requirements of the New York Stock Exchange;

             . will be appointed by the Board on the recommendation of the Nominating & Governance Committee; and

             .  may be replaced by the Board.

Committee Authority and Responsibilities
----------------------------------------
     1. The Compensation Committee shall have the sole authority to retain and terminate any compensation consultant to be used to assist in the evaluation of director, CEO or senior executive compensation and shall have sole authority to approve the consultant's fees and other retention terms. The Compensation Committee shall also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors.

     2. The Compensation Committee shall annually review and approve corporate goals and objectives relevant to CEO compensation, evaluate the CEO's performance in light of those goals and objectives, and recommend to the Board the CEO's compensation levels based on this evaluation. In determining the long-term incentive component of CEO compensation, the Compensation Committee will consider the Company's performance and relative shareholder return, the value of similar incentive awards to CEOs at comparable companies, and the awards given to the CEO in past years.

     3. The Compensation Committee shall annually review and make recommendations to the Board with respect to the compensation of all directors, officers and other key executives, including incentive-compensation plans and equity-based plans.

     4. The Compensation Committee shall annually review and approve, for the CEO and the senior executives of the Company, (a) the annual base salary level,
(b) the annual incentive opportunity level, (c) the long-term incentive opportunity level, (d) employment agreements, severance arrangements, and change in control agreements/provisions, in each case as, when and if appropriate, and
(e) any special or supplemental benefits.

     5. The Compensation Committee may form and delegate authority to subcommittees when appropriate.

     6. The Compensation Committee shall make regular reports to the Board.

     7. The Compensation Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

     8. The Compensation Committee shall annually review its own performance.

                                   APPENDIX C

                  OUR NOMINATING & GOVERNANCE COMMITTEE CHARTER

Purpose
-------

     The Nominating & Governance Committee is appointed by the Board of
Directors

             . to assist the Board by identifying individuals qualified to become Board members, and to recommend to the Board the director nominees for the next annual meeting of shareholders;

             .  to recommend to the Board our Corporate Governance Guidelines;

             . to lead the Board in its annual review of the Board's performance; and

             .  to recommend to the Board director nominees for each committee.

Committee Membership
--------------------
     The Nominating & Governance Committee

             .  will consist of no fewer than three members;

             . will meet the independence requirements of the New York Stock Exchange; and

             .  will be appointed and replaced by the Board.

Committee Authority and Responsibilities
----------------------------------------
     The Nominating & Governance Committee

             . will have the sole authority to retain and terminate any search firm to be used to identify director candidates and shall have sole authority to approve the search firm's fees and other retention terms;

             . will have authority to obtain advice and assistance from internal or external legal, accounting or other advisors;

             . will actively seek individuals qualified to become board members for recommendation to the Board;

             .  will review candidates recommended by our shareholders;

             . will receive comments from all directors and report annually to the Board with an assessment of the Board's performance, to be discussed with the full Board following the end of each fiscal year;

             . will monitor and recommend the functions of the various committees of the Board;

             . will review and reassess the adequacy of the Corporate Governance Guidelines of the Company and recommend any proposed changes to the Board for approval;

             . may form and delegate authority to subcommittees when appropriate;

             .  will make regular reports to the Board;

             . will review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval;

             .  will annually review its own performance; and

             . will consider and resolve questions of possible conflicts of interest of Board members and of the Company's Senior Executives.

                                   CORPORATION
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                   MAY 7, 2003
             THIS PROXY IS SOLICITED ON BEHALF OF UNIT CORPORATION'S
                               BOARD OF DIRECTORS


The undersigned hereby appoints John G. Nikkel and Mark E. Schell, and each of them, proxies for the undersigned, with full power of substitution, to vote all shares of Unit Corporation Common Stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Unit Corporation, Tulsa, Oklahoma, on Wednesday, May 7, 2003 at 11:00 A.M., or at any adjournment thereof, upon the matters set forth on the reverse side and described in the accompanying Proxy Statement and upon such other business as may properly come before the meeting or any adjournment thereof.

Please mark this proxy as indicted on the reverse side to vote on any item. If you wish to vote in accordance with the Board of Directors' recommendation, please sign the reverse side; no boxes need to be checked.


         (Continued, and to be marked, dated & signed on reverse side.)

   Address Change/Comments (Mark the corresponding box on the reverse side.)
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________

The Board of Directors recommends a vote FOR Items 1 through 2

                                                       Please
                                                       Mark Here     [ ]
                                                       for Address
                                                       Change or
                                                       Comments
                                                       SEE REVERSE SIDE


Item 1 - Election of Directors           Item 2 - Ratification of Auditors

        FOR             WITHHOLD             FOR    AGAINST    ABSTAIN
   the nominees        AUTHORITY             [ ]      [ ]        [ ]
   listed below       to vote for
(except as marked)   all nominee(s)      PLEASE MARK THIS BOX IF YOU
 to the contrary     listed below        PLAN TO ATTEND THE MEETING  [ ]
       [ ]                [ ]

Nominees:  01 John G. Nikkel, 02 John S. Zink

Withheld for: (Write that nominee's      Receipt is hereby acknowledged of the
  name in the space provided below.)     Unit Corporation Notice of Meeting and
                                         Proxy Statement.

------------------------------------


                                         By checking the box to the right,
                                         I consent to future access of the
                                         Annual Report, Proxy Statements,  [ ]
                                         prospectuses and other
                                         communications electronically
                                         via the Internet. I understand
                                         that the Company may no longer
                                         distribute printed materials to
                                         me for any future shareholder
                                         meeting until such consent is
                                         revoked. I understand that I may
                                         revoke my consent at any time by
                                         contacting the Company's transfer
                                         agent, Mellon Investor Services,
                                         Ridgefield Park, NJ and that costs
                                         normally associated with
                                         electronic access, such as usage
                                         and telephone charges, will be my
                                         responsibility. Please disregard
                                         if you have previously provided
                                         your consent decision.




Signature __________________ Signature __________________ Date _______________
Note: Please sign as name appears hereon.  Joint owners should each sign.
When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

................................................................................
                              FOLD AND DETACH HERE

                      Vote by Internet or Telephone or Mail
                          24 Hours a Day, 7 Days a Week

   Internet and telephone voting is available through 11:00 P.M. Eastern Time the day prior to annual meeting day.

    Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.



                                    Telephone
                                  1-800-435-6710
        Internet                  Use any touch-                 Mail
http://www.eproxy.com/unt       tone telephone to           Mark, sign and
Use the Internet to vote         vote your proxy.                date
 your proxy. Have your           Have your proxy           your proxy card
proxy card in hand when    OR   card in hand when    OR          and
you access the web site.          you call. You            return it in the
You will be prompted to          will be prompted          enclosed postage-
  enter your control              to enter your                prepaid
 number, located in the          control number,              envelope.
box below, to create and          located in the
  submit an electronic            box below, and
         ballot.                  then follow the
                                 directions given.


               If you vote your Proxy by Internet or by Telephone,
                  you do NOT need to mail back your proxy card.

You can view the Annual Report and Proxy Statement on the Internet at www.unitcorp.com